                                                                    Exhibit 10.4

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                               SECURITY AGREEMENT

                                      among

                CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC.
               CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC.
                        CONSOLIDATED COMMUNICATIONS, INC.
              CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC.,
                     the Subsidiary Guarantors named herein,

                                       and

                               Each Other Grantor
                         From Time to Time Party Hereto,

                                  as Grantors,

                                       and

                          CITICORP NORTH AMERICA, INC.,
                               as Collateral Agent

                             ----------------------

                           Dated as of April 14, 2004

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                               TABLE OF CONTENTS

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                                                                ARTICLE I

                                                               Definitions
SECTION 1.01.     Uniform Commercial Code Defined Terms................................................................   2
SECTION 1.02.     Credit Agreement Defined Terms.......................................................................   2
SECTION 1.03.     Definition of Certain Terms Used Herein..............................................................   2
SECTION 1.04.     Rules of Construction................................................................................   9

                                                               ARTICLE II

                                                            Security Interest

SECTION 2.01.     Security Interest....................................................................................  10
SECTION 2.02.     No Assumption of Liability...........................................................................  10

                                                               ARTICLE III

                                                     Representations and Warranties

SECTION 3.01.     Title and Authority..................................................................................  10
SECTION 3.02.     Perfection Certificate; UCC Filings..................................................................  10
SECTION 3.03.     Validity of Security Interest........................................................................  11
SECTION 3.04.     Limitations on and Absence of Other Liens............................................................  11
SECTION 3.05.     Other Actions........................................................................................  12
SECTION 3.06.     No Conflicts, Consents, etc..........................................................................  15
SECTION 3.07.     No Claims............................................................................................  15
SECTION 3.08.     Special Property.....................................................................................  15

                                                               ARTICLE IV

                                                                Covenants

SECTION 4.01.     Change of Name; Location of Collateral; Records; Place of Business...................................  15
SECTION 4.02.     Protection of Security...............................................................................  16
SECTION 4.03.     Further Assurances...................................................................................  16
SECTION 4.04.     Inspection and Verification..........................................................................  16
SECTION 4.05.     Taxes; Encumbrances..................................................................................  17
SECTION 4.06.     Assignment of Security Interest......................................................................  17
SECTION 4.07.     Continuing Obligations of the Grantors...............................................................  17
SECTION 4.08.     Use and Disposition of Collateral....................................................................  17
SECTION 4.09.     Limitation on Modification of Accounts...............................................................  17
SECTION 4.10.     Legend...............................................................................................  17
SECTION 4.11.     Certain Covenants and Provisions Regarding Patent, Trademark and Copyright Collateral................  18

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
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                                                                ARTICLE V

                                                                Remedies
SECTION 5.01.     Remedies upon Default................................................................................  19
SECTION 5.02.     Application of Proceeds..............................................................................  22
SECTION 5.03.     Collateral Agent's Calculations......................................................................  23
SECTION 5.04.     Grant of License to Use Intellectual Property........................................................  23

                                                               ARTICLE VI

                                                           Collateral Account

SECTION 6.01.     Establishment of Collateral Account..................................................................  24

                                                               ARTICLE VII

                                                              Miscellaneous

SECTION 7.01.     Notices..............................................................................................  24
SECTION 7.02.     Security Interest Absolute...........................................................................  24
SECTION 7.03.     Survival of Agreement................................................................................  25
SECTION 7.04.     Binding Effect.......................................................................................  25
SECTION 7.05.     Successors and Assigns...............................................................................  25
SECTION 7.06.     Collateral Agent's Fees and Expenses; Indemnification................................................  25
SECTION 7.07.     Filings..............................................................................................  26
SECTION 7.08.     Collateral Agent Appointed Attorney-in-Fact..........................................................  26
SECTION 7.09.     GOVERNING LAW........................................................................................  27
SECTION 7.10.     Waivers; Amendment; Several Agreement................................................................  27
SECTION 7.11.     WAIVER OF JURY TRIAL.................................................................................  27
SECTION 7.12.     Severability.........................................................................................  28
SECTION 7.13.     Counterparts.........................................................................................  28
SECTION 7.14.     Headings.............................................................................................  28
SECTION 7.15.     Jurisdiction; Consent to Service of Process..........................................................  28
SECTION 7.16.     Termination..........................................................................................  29
SECTION 7.17.     Additional Grantors..................................................................................  29

                                    SCHEDULES

Schedule I        Domestic Subsidiaries
Schedule II       Commercial Tort Claims

                                     ANNEXES

Annex I           Form of Joinder Agreement
Annex II          Form of Perfection Certificate
Annex III         Form of Bailee Letter

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of April 14, 2004 among CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC. ("CCI Texas Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC. ("CCI Illinois Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS, INC. (the "CCI Borrower"), an Illinois corporation, CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC. (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), a Delaware corporation, each Subsidiary of either Borrower listed on Schedule I hereto (collectively, together with each Subsidiary of either Borrower that becomes a party hereto pursuant to Section
7.17 of this Agreement, the "Subsidiary Guarantors" and, together with CCI Texas Holdings, CCI Illinois Holdings and the Borrowers, the "Grantors") and CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                                 R E C I T A L S

      A. CCI Texas Holdings, CCI Illinois Holdings and the Borrowers, Homebase Acquisition, LLC ("Homebase"), a Delaware corporation, Citicorp North America, Inc., as administrative agent (in such capacity and together with any successors in such capacity, the "Administrative Agent"), Credit Suisse First Boston ("CSFB") and Deutsche Bank Securities Inc., as Co-Syndication Agents, CSFB and Citigroup Global Markets Inc., as joint lead arrangers and lead bookrunners, CoBank, ACB, as documentation agent, and each lending institution from time to time party thereto in the capacity of a Lender (the "Lenders") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of April 14, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers and the issuance of, and participations in, Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

      B. CCI Illinois Holdings, the CCI Borrower and each Subsidiary of the CCI Borrower that is a Subsidiary Guarantor have, pursuant to the CCI Illinois Borrower Group Guarantee Agreement (the "CCI Illinois Guarantee Agreement"), dated as of the date hereof, among other things, unconditionally guaranteed the Guaranteed Obligations;

      C. CCI Texas Holdings, the TXU Borrower and each Subsidiary of the TXU Borrower that is a Subsidiary Guarantor has, pursuant to the CCI Texas Borrower Group Guarantee Agreement (the "CCI Texas Guarantee Agreement"), dated as of the date hereof, among other things, unconditionally guaranteed the Guaranteed Obligations;

      D. CCI Texas Holdings, CCI Illinois Holdings and the Borrowers and each Subsidiary Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and is, therefore, willing to enter into this Agreement.

      E. Certain of the Lenders and Affiliates of Lenders (the "Existing Hedging Exchangers") on the Effective Date are parties to the Hedging Agreements specified on Section 3.21(a) of the Credit Agreement and it is contemplated that, to the extent permitted by the Credit Agreement, one or more of the Grantors may enter into one or more Hedging Agreements relating to the Loans with one or more Persons that were Lenders or Affiliates of a Lender at the time such Hedging Agreements were entered into (together with the Existing Hedging Exchangers, collectively, the "Hedging Exchangers").

      F. Contemporaneously with the execution and delivery of this Agreement, the Grantors have executed and delivered to the Collateral Agent a Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge Agreement").

      G. This Agreement is given by each Grantor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of its Obligations (as hereinafter defined).

      NOW THEREFORE, in consideration of the foregoing and other benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), as follows:

                                    ARTICLE I

                                   Definitions

      SECTION 1.01. Uniform Commercial Code Defined Terms. Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC, including the following which are capitalized herein:

            "Accounts"; "Bank"; "Certificates of Title"; "Chattel Paper"; "Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity Customer"; "Commodity Intermediary"; "Deposit Accounts"; "Documents"; "Electronic Chattel Paper"; "Entitlement Holder"; "Entitlement Order"; "Equipment"; "Financial Asset"; "Fixtures"; "Goods"; "Instruments" (as defined in Article 9 rather than Article 3); "Inventory"; "Investment Property"; "Letter-of-Credit Rights"; "Letters of Credit"; "Securities"; "Securities Account"; "Securities Intermediary"; "Security Entitlement"; "Supporting Obligations"; and "Tangible Chattel Paper".

      SECTION 1.02. Credit Agreement Defined Terms. Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

      SECTION 1.03. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

      "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens

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and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

      "Bailee Letter" shall be an agreement in form substantially similar to Annex III hereto.

      "Books and Records" shall mean all instruments, files, records, ledger sheets and documents evidencing, covering or relating to any of the Collateral.

      "Borrowers" shall have the meaning assigned to such term in the Recitals of this Agreement.

      "Charges" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords', carriers', mechanics', maritime, workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

      "Collateral" shall mean with respect to each of the Grantors all of the following, in each case, whether now owned or hereafter acquired:

            (a)   Accounts Receivable;

            (b)   Books and Records;

            (c)   cash and Deposit Accounts;

            (d)   Chattel Paper;

            (e)   Collateral Account and Collateral Account Funds;

            (f) Commercial Tort Claims described on Schedule II annexed hereto;

            (g)   Documents;

            (h)   Equipment;

            (i)   Fixtures;

            (j)   General Intangibles;

            (k)   Goods;

            (l)   Instruments;

            (m)   Inventory;

            (n)   Investment Property;

            (o)   Letter-of-Credit Rights;

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            (p)   Letters of Credit;

            (q)   Transaction Documents;

            (r)   Supporting Obligations;

            (s)   Intellectual Property;

            (t) to the extent not covered by clauses (a) through (s) of this definition, all other personal property, whether tangible or intangible; and

            (u)   Proceeds of any and all of the foregoing;

provided that, for purposes of this Agreement, "Collateral" shall not include
(i) any Securities Collateral or (ii) any Excluded Property.

      "Collateral Account" shall mean that collateral account established pursuant to Section 6.01 of this Agreement.

      "Collateral Account Funds" shall mean, collectively, the following from time to time on deposit in the Collateral Account: all funds, investments (including, without limitation, all Permitted Investments) and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

      "Collateral Agent Fees" means all fees and expenses of the Collateral Agent payable by the Grantors pursuant to Section 7.06.

      "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106(d) of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106(b) of the UCC.

      "Control Agreement" shall mean an agreement in form and substance reasonably acceptable to the Collateral Agent for the purpose of effecting Control with respect to any Deposit Account or Securities Account.

      "Copyright License" shall mean each written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

      "Copyrights" shall mean, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether established or registered in the United States by a Grantor or established or registered in any other country or any political subdivision thereof by a Grantor if the beneficial interest is owned by such Grantor, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Grantor, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, including, without limitation, the copyrights, registrations and applications listed in Schedule 14(b) of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

      "Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.

      "Distribution Date" shall mean, upon the occurrence and during the continuance of an Event of Default, each date fixed by the Collateral Agent in its sole discretion for a distribution to the Secured Parties of funds held in the Collateral Account.

      "Equipment" shall mean collectively, with respect to each Grantor, all "equipment," as such term is defined in the UCC, and, in any event shall include, without limitation, all machinery, apparatus, equipment, office machinery, electronic data-processing equipment, computers and computer hardware and software (whether owned or licensed), furniture, conveyors, tools, materials, storage and handling equipment, automotive equipment, motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership, and all other equipment of every kind and nature owned by such Grantor or in which such Grantor may have any interest (to the extent of such interest) and all modifications, renewals, improvements, alterations, repairs, substitutions, attachments, additions, accessions and other property now or hereafter affixed thereto or used in connection therewith, all replacements and all parts therefor and together with all substitutes for any of the foregoing.

      "Excluded Accounts" means any Deposit Account which is (i) a "zero balance account" (i.e., funds are only placed on deposit in such Deposit Account when a substantially concurrent drawing is expected to be made on such account), provided that the average daily balance of all such accounts does not exceed at any time $500,000 for any 10 day period, (ii) used exclusively for holding amounts withheld from employee wages for medical benefit plans, (iii) used exclusively to fund workmen's compensation or other disability payments to employees consistent with past practice or (iv) JPMorgan Chase Bank Account No. 323-2-48861, for so long as such account does not have an average daily balance of more than $200,000 for any 10 day period.

      "Excluded Property" means Special Property other than the following:

            (a) the right to receive any payment of money (including, without limitation, any rights referred to in Sections 9-406(d), 9-407(a), 9-408(a) or 9-409(a) of the UCC to the extent that sections of the UCC are effective to limit the prohibitions which make such property "Special Property"); and

            (b) any proceeds, products, accessions, rents, profits, income, benefits, substitutions or replacements of any Special Property (unless such proceeds, products, accessions, rents, profits, income, benefits, substitutions or replacements themselves would constitute Special Property).

      "FCC" means the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations thereunder.

      "General Intangibles" shall mean, collectively, all "general intangibles," as such term is defined in the UCC, and in any event shall include, without limitation, all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims.

      "Guaranteed Obligations" has the meaning given such term (i) with respect to CCI Illinois Holdings, the CCI Borrrower and the Subsidiary Guarantors that are Subsidiaries of the CCI Borrower, in the CCI Illinois Guarantee Agreement and (ii) with respect to CCI Texas Holdings, the TXU Borrower and each Subsidiary Guarantor that is a Subsidiary of the TXU Borrower, in the CCI Texas Guarantee Agreement.

      "Hedging Exchangers" shall have the meaning assigned to such term in the Recitals of this Agreement.

      "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned in the United States by a Grantor, or with respect to any country other than the United States, established, registered or recorded by a Grantor and beneficially owned by such Grantor, or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

      "Lenders" shall have the meaning assigned to such term in the Recitals of this Agreement.

      "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including, without limitation, those listed on Schedules 14(a) and 14(b) of the Perfection Certificate.

      "Net Loss Proceeds" means the aggregate cash proceeds received by either Borrower or any or its Subsidiaries in respect of any event of loss (including, without limitation, any Destruction or Taking) triggering the obligation of either Borrower to repay or offer to repay Obligations under the Loan Documents for so long as any are outstanding with such Net Loss Proceeds, as determined by the Collateral Agent.

      "Obligations" means (1) with respect to each Borrower, (a) the unpaid principal of and interest on (including interest accruing after the maturity of the Loans made to such Borrower and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans made to or LC Disbursements made pursuant to Letters of Credit issued for the account of such Borrower and all other obligations and liabilities of such Borrower to any Agent, the Joint Lead Arrangers, the Joint Lead Bookrunners, the Sydication Agent, the Swingline Lender, the Issuing Bank or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, indemnities, costs or expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel), or otherwise, (b) the due and punctual payment and performance by such Borrower under each Hedging Agreement relating to the Loans entered into with any Hedging Exchanger and (c) (i) with respect to the TXU Borrower, its Guaranteed Obligations under the CCI Texas Guarantee Agreement and (ii) with respect to the CCI Borrower, its Guaranteed Obligations under the CCI Illinois Guarantee Agreement; (2) with respect to CCI Illinois Holdings and each Grantor that is a Subsidiary of the CCI Borrower, its Guaranteed Obligations under the CCI Illinois Guarantee Agreement; and (3) with respect to CCI Texas Holdings and each Grantor that is a Subsidiary of the TXU Borrower, its Guaranteed Obligations under the CCI Texas Guarantee Agreement.

      "Operative Agreement" shall mean (i) in the case of any limited liability company or partnership or other non-corporate entity, any membership or partnership agreement or other organizational agreement or document thereof and
(ii) in the case of any corporation, any charter or certificate of incorporation and by-laws thereof.

      "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

      "Patents" shall mean all of the following now owned in the United States by a Grantor, or with respect to any country other than the United States, registered or recorded by a Grantor and beneficially owned by such Grantor, or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any other country, including those listed on Schedule 14(a) of the Perfection Certificate, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

      "Pledge Agreement" shall have the meaning assigned to such term in the recitals of this Agreement.

      "Proceeds" shall mean, collectively, all "proceeds," as such term is defined in the UCC, and in any event shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include
(a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, and (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "PUC" means any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any Telecommunications System or over Persons who own, construct or operate a Telecommunications System, including without limitation, the Illinois Commerce Commission and the Public Utility Commission of Texas, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

      "Secured Parties" means each Agent, the Joint Lead Arrangers, the Joint Lead Bookrunners, the Syndication Agent, the Documentation Agent, the Swingline Lender, the Issuing Bank, each Lender and each Hedging Exchanger.

      "Securities Collateral" shall have the meaning assigned to such term in the Pledge Agreement.

      "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

      "Special Property" means:

            (a) any permit, lease, license, license agreement or General Intangible (including FCC licenses and PUC licenses) held by any Grantor that validly prohibits the creation by such Grantor of a security interest therein;

            (b) any permit, lease, license, license agreement or other personal property held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein;

            (c) Property owned by any Grantor that is subject to a Lien securing a Capital Lease Obligation (in each case permitted by the Indenture) if the contract or other agreement pursuant to which such Lien is granted (or the documentation providing for such Capital Lease Obligation) validly prohibits the creation of any other Lien on such Property;

      in each case, only to the extent, and for so long as, such Property, or Requirement of Law applicable thereto, validly prohibits the creation of a Lien on such Property in favor of the Collateral Agent (and upon the termination of such prohibition (howsoever occurring) such Property shall cease to be "Special Property").

      "Subsidiary Guarantors" shall have the meaning assigned to such term in the Recitals of this Agreement.

      "Telecommunications System" means a telephone, long distance, internet, data services, video and satellite services, wireless telecommunications, telephone directories, fiber and cable leasing, telecommunications equipment, including hand sets, rental, leasing, installation, selling or maintenance system or business and shall include a microwave system or a paging system operated in connection with (and in the same general service area as) any of the foregoing systems, and businesses related thereto.

      "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

      "Trademarks" shall mean all of the following now owned in the United States by a Grantor, or with respect to any country other than the United States, registered or recorded by a Grantor and beneficially owned by such Grantor, or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 14(a) of the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

      "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the Secured Parties' security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

      SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular; or

            (5) provisions apply to successive events and transactions.

                                   ARTICLE II

                                Security Interest

      SECTION 2.01. Security Interest. (a) Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent and its successor and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, as security for the payment or performance, as the case may be, in full of the Obligations of such Grantor, a first priority security interest in, all of such Grantor's right, title and interest in, to and under the Collateral, subject to Permitted Liens. The Liens granted hereunder to secure the Obligations are referred to herein as the "Security Interest".

            (b) Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as Secured Party.

      SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                  ARTICLE III

                         Representations and Warranties

      Each Grantor represents and warrants to the Collateral Agent and the Secured Parties, as to itself and as to the Collateral owned by it, that:

      SECTION 3.01. Title and Authority. Such Grantor as of the date hereof has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained except for FCC and PUC approvals required in connection with the exercise of certain remedies by the Collateral Agent hereunder.

      SECTION 3.02. Perfection Certificate; UCC Filings (a) All information set forth herein and in the Perfection Certificate which would affect the creation or perfection of liens contemplated hereby and by the other Loan Documents, has been duly prepared, completed and executed and the information set forth herein and therein is correct and complete in all material respects. Except with regard to foreign Intellectual Property, the Collateral described on the Schedules annexed to the Perfection Certificate constitutes all of the property of such type of Collateral owned or held by such Grantor on the date hereof.

            (b) Fully completed UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate, which, except with regard to foreign Intellectual Property, are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties), in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration under Article 9 of the UCC in the United States (or any political subdivision thereof) and, with respect to any Instruments and certificated Securities, possessions, and, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration under Article 9 of the UCC is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

            (c) Such Grantor represents and warrants that fully executed security agreements in the form hereof or in a short form acceptable to the Collateral Agent and containing a description of all Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and with respect to United States registered Copyrights have been delivered to the Collateral Agent for registration with the United States Patent and Trademark Office and for recordation with the United States Copyright Office pursuant to 35 U.S.C.
Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent for the benefit of the Secured Parties in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and, except with regard to foreign Intellectual Property, no further or subsequent filing, refiling, recording, prerecording, registration or preregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

      SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02(b) and (c) above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and, with respect to any Instruments and certificated Securities, possessions pursuant to the UCC in such jurisdictions, (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and registering and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and (d) a perfected Security Interest in all Collateral in which a security interest may be perfected by possession or control by the Collateral Agent, in each case, to the extent required pursuant to the provisions hereof. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

      SECTION 3.04. Limitations on and Absence of Other Liens. The Collateral is owned by such Grantor free and clear of any Lien, except for Permitted Liens. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office and the United States Copyright Office or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

      SECTION 3.05. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, such Grantor agrees, in each case at its own expense, to take the following actions with respect to the following Collateral:

            (a) Instruments and Tangible Chattel Paper. As of the date hereof, each Grantor hereby represents and warrants as to itself that (i) no amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 12 of the Perfection Certificate and (ii) each such Instrument and each such item of Tangible Chattel Paper has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall return such Instrument or Tangible Chattel Paper to such Grantor from time to time, to the extent necessary for collection in the ordinary course of such Grantor's business.

            (b) Deposit Accounts. Each Grantor hereby represents, warrants and agrees, as to itself, that (i) it has neither opened nor maintains any Deposit Accounts other than the Collateral Account established and maintained pursuant to this Agreement and the accounts listed in Schedule 16 of the Perfection Certificate, (ii) the Collateral Agent has a perfected first priority security interest in the Collateral Account and, except for the Excluded Accounts, each Deposit Account listed in Schedule III hereto by Control and (iii) it shall not hereafter establish and maintain any Deposit Account unless (1) the applicable Grantor shall have given the Collateral Agent 30 days' prior written notice of its intention to establish such new Deposit Account with a Bank, and (2) such Bank and such Grantor shall have duly executed and delivered to the Collateral Agent a Control Agreement with respect to such Deposit Account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur. No Grantor shall grant Control of any Deposit Account to any Person other than the Collateral Agent.

            (c) Investment Property. (i) Each Grantor hereby represents and warrants, as to itself, that it (1) has neither opened nor maintains any Securities Accounts or Commodity Accounts other than those listed in
      Schedule 16 of the Perfection Certificate and the Collateral Agent will have within the time periods specified in and to the extent required by the Credit Agreement, a perfected first priority security interest in such Securities Accounts and Commodity Accounts by Control and (2) does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Securities Collateral under the Pledge Agreement and those maintained in Securities Accounts or Commodity Accounts listed in Schedule 16 of the Perfection Certificate.

            (ii) If any Grantor shall at any time hold or acquire any certificated securities constituting Investment Property that are not Securities Collateral under the Pledge Agreement, such Grantor shall immediately endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent; provided, that in no event shall the Grantors be required to pledge more than 65% of the voting stock of any non-U.S. Subsidiary. If any securities now or hereafter acquired by any Grantor constituting Investment Property that are not Securities Collateral under the Pledge Agreement are uncertificated, such Grantor shall immediately notify the Collateral Agent thereof and pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of such Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the securities. No Grantor shall hereafter establish and maintain any Securities Account or Commodity Account unless (1) such Grantor shall have given the Collateral Agent 30 days' prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Grantor shall accept any Investment Property (not subject to the Pledge Agreement) in trust for the benefit of the Collateral Agent and within one (1) Business Day of actual receipt thereof, deposit any Investment Property and any new securities, instruments, documents or other property by reason of ownership of the Investment Property received by it into a Securities Account or Commodity Account subject to a Control Agreement in favor of the Collateral Agent. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to the excercise of such withdrawal or dealing rights, would occur. No Grantor shall grant control over any Investment Property to any Person other than the Collateral Agent.

            (iii) As between the Collateral Agent and the Grantors, each Grantor shall bear the investment risk with respect to its Investment Property, and the risk of loss of, damage to or the destruction of its Investment Property, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, such Grantor or any other Person; provided, however, that nothing contained in this
      Section 3.05(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to any Grantor or any other Person under any Control Agreement or under applicable law.

            (iv) Each Grantor shall promptly pay all Charges and fees with respect to the Investment Property pledged by it under this Agreement. In the event any Grantor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may do so for the account of such Grantor and such Grantor shall promptly reimburse and indemnify the Collateral Agent from all costs and expenses incurred by the Collateral Agent under this Section 3.05(c).

            (d) Electronic Chattel Paper and Transferable Records. If any amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any "transferable record," as that term is defined in
      Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall, on an annual basis (unless earlier requested by the Collateral Agent), take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under
      Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC
      Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

            (e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Grantor in an amount individually in excess of $100,000 or in the aggregate in excess of $500,000, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, annually (unless the Collateral Agent requests otherwise) pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit.

            (f) Commercial Tort Claims. As of the date hereof each Grantor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule II hereto. If any Grantor shall at any time hold or acquire a Commercial Tort Claim having a value in excess of $100,000, such Grantor shall immediately notify the Collateral Agent in writing signed by such Grantor of the brief details thereof and, on an annual basis (unless earlier requested by the Collateral Agent) grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

            (g) Motor Vehicles. Upon the request of the Collateral Agent, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Collateral Agent listed as a lienholder therein except to the extent such motor vehicles or Equipment constitutes inventory as contemplated by Section 9-311(d) of the UCC and the Collateral Agent has obtained a perfected Security Interest therein pursuant to Section 3.02(b), in which case such material need not be provided. Such requirement shall apply to the Grantors if any such motor vehicle (or any such other Equipment) is valued over $50,000, provided that the value of all such motor vehicles (and such Equipment) as to which any Grantor has not delivered a Certificate of Title or ownership is over $500,000.

            (h) Landlord's Access Agreements/Bailee Letters. Upon request from the Collateral Agent, each Grantor shall use its commercially reasonable efforts to obtain a Bailee Letter or a Landlord Access Agreement, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of Collateral in excess of $500,000.

      SECTION 3.06. No Conflicts, Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Grantor agrees to use commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

      SECTION 3.07. No Claims. The use by such Grantor of the Collateral and all such rights with respect to the foregoing do not infringe on the right of any Person. No claim has been made and remains outstanding that such Grantor's use of any Collateral does or may violate the rights of any third Person.


      SECTION 3.08. Special Property. Each Grantor shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes "Excluded Property") and shall provide to the Collateral Agent such other information regarding the Special Property as the Collateral Agent may reasonably request and from and after the Closing Date, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor will furnish to the Collateral Agent prompt written notice of any change (i) in such Grantor's corporate name or in any trade name or business name used to identify it in the conduct of its business or in the ownership of its Properties, (ii) in the location of any Grantor's chief executive office, its principal place of business, its domicile, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Grantor's identity or corporate structure, (iv) in any Grantor's Federal Taxpayer Identification Number or its organizational identification number, if any, or
(v) in any Grantor's jurisdiction of organization. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless
(i) it shall have given the Collateral Agent thirty (30) days' prior written notice (or such shorter notice as may be agreed to by the Collateral Agent) and
(ii) all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

            (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

      SECTION 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

      SECTION 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument that is not a Pledged Security under the Pledge Agreement having a value in excess of $100,000, such note or instrument shall be immediately pledged and promptly delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

      Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedules 14(a) and 14(b) of the Perfection Certificate or adding additional schedules to the Perfection Certificate to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 45 days after it has been notified by the Collateral Agent of the specific identification of such Intellectual Property, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Intellectual Property. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Intellectual Property within 45 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

      SECTION 4.04. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to at all reasonable times and intervals and upon reasonable notice under the circumstances inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

      SECTION 4.05. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral except to the extent the same constitute Permitted Liens, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement, and each Grantor agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.05 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

      SECTION 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account in excess of $100,000, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

      SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

      SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment for security, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral other than Liens securing the Obligations and Permitted Liens. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that Collateral may be sold as permitted by the Credit Agreement or any other Loan Document.

      SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, settlements or other modifications granted that would not, individually or in the aggregate, result in a Material Adverse Effect.

      SECTION 4.10. Legend. Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining to thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

      SECTION 4.11. Certain Covenants and Provisions Regarding Patent, Trademark and Copyright Collateral. (a) Other than Patents determined by the Grantor, in the exercise of its reasonable business judgment, to be no longer material to the conduct of the business, each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

            (b) Other than Trademarks determined by the Grantor, in the exercise of its reasonable business judgment, to be no longer material to the conduct of the business, each Grantor (either itself or through its licensees or its sublicenses) will, for each Trademark material to the conduct of such Grantor's business, use its commercially reasonable efforts to (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for nonuse, (ii) maintain the quality of products and services offered under such Trademark,
(iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

            (c) Other than Copyrights determined by the Grantor, in the exercise of its reasonable business judgment, to be no longer material to the conduct of the business, each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, publish, reproduce, display, adopt and distribute such work with such appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

            (d) Each Grantor shall notify the Collateral Agent as soon as practicable if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office (or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, or its right to register the same, or to keep and maintain the same.

            (e) Where any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall within 30 days of receipt of any certificate of issuance of registration, inform the Collateral Agent of such filing, and upon the request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright or application therefor, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings solely for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

            (f) Each Grantor will take all necessary steps that are consistent with its reasonable business judgment and the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks, and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks or Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with commercially reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

            (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright that is material to the conduct of the business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Collateral.

            (h) To each Grantor's knowledge, on and as of the date hereof, there is no material violation by others of any right of such Grantor with respect to any Copyright, Patent or Trademark listed in Schedules 14(a) and 14(b) of the Perfection Certificate, respectively, pledged by it under the name of such Grantor, (ii) such Grantor is not infringing upon any Copyright, Patent or Trademark of any other Person other than such infringement that, individually or in the aggregate, would not (or would not reasonably be expected to) result in a material adverse effect on the value or utility of the Collateral consisting of Intellectual Property or any portion thereof material to the use and operation of the Collateral and (iii) no proceedings have been instituted or are pending against such Grantor or, to such Grantor's knowledge, threatened, and no claim against such Grantor has been received by such Grantor, alleging any such violation.

            (i) Upon and during the continuance of an Event of Default, each Grantor shall upon the written request of the Collateral Agent use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

      Notwithstanding anything herein to the contrary, any Grantor may, for (i) commercially reasonable cause, or (ii) in the exercise of its reasonable judgment, abandon or allow to become lost or dedicated to the public any Patent, Trademark or Copyright.

                                    ARTICLE V

                                    Remedies

      SECTION 5.01. Remedies upon Default. (a) Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to make available each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (i) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of applicable law or any then existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a Secured Party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

      (b) The Collateral Agent shall give a Grantor ten days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC) of the Collateral Agent's intention to make any sale or other disposition of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation of such Grantor then due and payable to such Secured Party as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the UCC.

      (c) Notwithstanding anything to the contrary in this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Collateral by the Collateral Agent shall, to the extent required, be in conformance with Sections 214 and 310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder, and, if and only to the extent required thereby, subject to the prior approval or notice to and non-opposition of the FCC or any PUC.

      (d) If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Collateral Agent may reasonably request in order to transfer or assign, or both, to the Collateral Agent, or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing, any FCC or PUC license, permit, certificate or other authorization (each a "Permit") held or utilized by such Grantor or its Subsidiaries, subject to the prior approval of the FCC or any PUC, if required. The Collateral Agent is empowered, to the extent permitted by applicable Requirements of Law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by Secured Party to seek from the FCC or any PUC consent to an involuntary transfer of control of the Grantors or assignment, or both, of each such FCC or PUC Permit for the purpose of seeking a bona fide purchaser to whom control of assets used in the provision of telecommunications or related services will ultimately be transferred or assigned. Each Grantor hereby agrees to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if any Grantor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to use its best efforts to assist in obtaining approval of the FCC or any PUC and any other state regulatory bodies, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC or any PUC and any other state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC or PUC license, permit, certificate or other authorization or right to use any FCC or PUC license, permit, certificate or other authorization or transfer of control necessary or appropriate under the rules and regulations of the FCC or PUC or any other state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Collateral, together with any FCC or PUC license, permit, certificate or other authorization.

      (e) Each Grantor acknowledges that the assignment or transfer of any FCC or PUC license, permit, certificate or other authorization or right to use any FCC or PUC license, permit, certificate or other authorization of the Grantors is integral to Secured Parties ability to realize the value of the Collateral, that there is no adequate remedy at law for failure by any Grantor to comply with the provisions of this Section 5 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of the Collateral Agent to seek and obtain specific performance of other obligations of the Grantors contained in this Agreement, that the agreements contained in this
Section 5 may be specifically enforced.

      SECTION 5.02. Application of Proceeds. All Proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral of any Grantor pursuant to the exercise by the Collateral Agent of its remedies, together with any other moneys then held by the Collateral Agent in the Collateral Account shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments in the Collateral Account in order to make a distribution on any Distribution Date), be distributed in the following order of priority:

            First: to the Collateral Agent for any unpaid amounts owing to the Collateral Agent on such Distribution Date pursuant to Section 7.06, (including, the payment of the costs and expenses, fees, commissions and taxes relating to such sale, collection or other realization including reasonable fees and expenses of the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification pursuant to the provisions of any Loan Document, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full);

            Second: without duplication of amounts applied pursuant to clause First above, to any other Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Third: without duplication of the amounts applied pursuant to clause First and Second above, to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Fourth: without duplication of the amounts applied pursuant to clauses First, Second and Third above, to the Secured Parties, in an amount equal to all unpaid Obligations of such Grantor, whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

            Fifth: without duplication of the amounts applied pursuant to clauses First, Second, Third and Fourth above, any surplus then remaining shall be paid to such Grantor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            In the event that any such proceeds are insufficient to pay in full the items described in clauses First through Fourth of this Section 5.02, the Grantor shall remain liable for any deficiency.

            The term "unpaid" as used in clause Third of Section 5.02 refers:

            (i) in the absence of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts of the relevant Obligations outstanding as of a Distribution Date, and

            (ii) during the pendency of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts allowed by the bankruptcy court in respect of the relevant Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions have not been made in respect thereof.

      SECTION 5.03. Collateral Agent's Calculations. In making the determinations and allocations required by Section 5.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent or any Secured Party as to the amounts of unpaid principal and interest and other amounts outstanding with respect to any Obligations of any Grantor, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by the Collateral Agent or any Secured Party in any information so supplied. The Collateral Agent shall supply copies of any final calculations received to the Grantors promptly upon receipt thereof. In addition, for purposes of making the allocations required by Section 5.02 with respect to any amount that is denominated in any currency other than Dollars, the Collateral Agent shall, on the applicable Distribution Date, convert such amount into an amount of Dollars based upon the relevant exchange rate as of a recent date specified by the Collateral Agent in its reasonable discretion. All distributions made by the Collateral Agent pursuant to Section 5.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it for distribution to any Lenders

      SECTION 5.04. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article V at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral, consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VI

                               Collateral Account

      SECTION 6.01. Establishment of Collateral Account. (a) The Collateral Agent is hereby authorized to establish and maintain at its office at 390 Greenwich Street, New York, New York 10013, in the name of the Collateral Agent and pursuant to a Control Agreement, a restricted deposit account designated "CCI Illinois/CCI Texas Collateral Account." Each Grantor shall deposit into the Collateral Account from time to time all amounts required to be deposited in the Collateral Account by the Credit Agreement and any amounts specifically required to be deposited therein by any other Loan Documents.

            (b) The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Obligations of any Grantor until applied as hereinafter provided. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Obligations of the Grantor which has deposited such amounts.

            (c) Amounts on deposit in the Collateral Account shall be invested from time to time in Permitted Investments as the applicable Grantor (or, after the occurrence and during the continuance of an Event of Default, the Collateral Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Collateral Agent (or any subagent); provided, that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Obligations of the Grantor which has deposited such amounts.

                                   ARTICLE VII

                                  Miscellaneous

      SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrowers at their address provided in the Credit Agreement.

      SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations of the Grantors or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Grantors, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations of the Grantors, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of its Obligations or this Agreement.

      SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the Lenders' issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

      SECTION 7.04. Binding Effect. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly permitted by each of the other Loan Documents.

      SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

      SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement including (including, the payment of the costs and expenses, fees, commissions and taxes relating to any sale, collection or other realization on the Collateral, including reasonable fees and expenses of its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification pursuant to the provisions of any Loan Document, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full).

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby,
(ii) the use of proceeds of the Loans or the use of any Letter of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Any such amounts payable as provided hereunder shall be additional Obligations of each Grantor secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

      SECTION 7.07. Filings. (a) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as "all assets in which the Grantor now owns or hereafter acquires rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request.

            (b) Each Grantor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.

      SECTION 7.08. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      SECTION 7.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7.10. Waivers; Amendment; Several Agreement. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply.

            (c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      SECTION 7.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.11.

      SECTION 7.12. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed among the parties that this Agreement shall create separate security interests in the Collateral securing the Obligations as provided in Section 2.01, and that any determination by any court with jurisdiction that the security interest securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the Security Interest securing any other Obligations hereunder.

      SECTION 7.13. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      SECTION 7.14. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 7.15. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

            (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (a) of this Section 7.15. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 7.16. Termination. (a) This Agreement and the Security Interest with respect to a Grantor (i) shall terminate when all the Obligations of such Grantor have been indefeasibly paid in full, the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and the LC Exposure has been reduced to zero (at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and other documents which the Grantors shall reasonably request to evidence such termination) and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon any bankruptcy or reorganization of any Grantor or otherwise. Any execution and delivery of termination statements or documents pursuant to this Section 7.16(a) shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event such Subsidiary Guarantor shall be released from the CCI Illinois Guarantee Agreement or the CCI Texas Guarantee Agreement, as the case may be, in accordance with the terms thereof.

            (b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under each Loan Document or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, that security interest in such Collateral shall be automatically released. In connection with such release, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all UCC termination statements and other documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of UCC termination statements and similar documents pursuant to this Section 7.16(b) shall be without recourse to or warranty by the Collateral Agent.

      SECTION 7.17. Additional Grantors. To the extent any Subsidiary of either Borrower shall be required to become a Grantor pursuant to Section 5.16 of the Credit Agreement, upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor thereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                          CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS MARKET RESPONSE, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS PUBLIC SERVICES, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS OPERATOR SERVICES, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS MOBILE SERVICES, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS BUSINESS SYSTEMS, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CONSOLIDATED COMMUNICATIONS NETWORK SERVICES, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TXU COMMUNICATIONS VENTURES COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TXU COMMUNICATIONS SERVICES COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TXU COMMUNICATIONS TRANSPORT COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          FORT BEND LONG DISTANCE COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TXU COMMUNICATIONS TELECOM SERVICES COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          FORT BEND TELEPHONE COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TXU COMMUNICATIONS TELEPHONE COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          FORT BEND WIRELESS COMPANY

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          FBCIP, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          FORT BEND CELLULAR, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          TELCON, INC.

                          By: /s/ Robert J. Currey
                              --------------------------------------------
                              Name:  Robert J. Currey
                              Title: President and Chief Executive Officer

                          CITICORP NORTH AMERICA, INC., as Collateral
                             Agent,

                          By: /s/ Caesar Wyszomirski
                              --------------------------------------------
                              Name:  Caesar Wyszomirski
                              Title: Director

                                                                      SCHEDULE I
                                                              Security Agreement

                              DOMESTIC SUBSIDIARIES

Name

                                                                     SCHEDULE II
                                                              Security Agreement

                             COMMERCIAL TORT CLAIMS

                                                                    Schedule III

                                                                  ANNEX I TO THE
                                                              SECURITY AGREEMENT

                            Form of Joinder Agreement

      SUPPLEMENT NO. ___ dated as of [     ], among [     ], a [     ] (the "New
Grantor"), and CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      A. Reference is made to (a) the Credit Agreement dated as of April 14, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Homebase Acquisition, LLC, the Grantors, the lenders party thereto (the "Lenders") and the Administrative Agent, the Syndication Agent and the Joint Lead Arrangers (b) the [CCI Texas Guarantee Agreement] [CCI Illinois Guarantee Agreement] dated as of April 14, 2004 (as amended, supplemented or otherwise modified from time to time, the "Guarantee
Agreement"), among [      ] and the Administrative Agent, and (c) the Pledge
Agreement dated as of April 14, 2004 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") and, together with the Security Agreement and Guarantee Agreement, (the "Collateral Documents") among the Grantors, and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

      C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.16 of the Credit Agreement, in the event that any Person becomes a 90% Subsidiary after the Effective Date, the applicable Borrower will promptly notify the Administrative Agent of that fact and cause such Subsidiary to execute and deliver to the Administrative Agent a counterpart of the Security Agreement. Section 7.17 of the Security Agreement provides that such Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement.

      Accordingly, the Collateral Agent and the New Grantor agree as follows:

            SECTION 1.In accordance with Section 5.16 of the Credit Agreement, the New Grantor by its signature below becomes a Domestic Subsidiary under each of the Collateral Documents with the same force and effect as if originally named therein as a party thereto and hereby (a) agrees to all terms and provisions of the Security Agreement applicable to it as a Domestic Subsidiary thereunder and (b) represents and warrants that the representations and warranties made by it as a Domestic Subsidiary thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each of the Collateral Documents is hereby incorporated herein by reference.

            SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule II attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor, (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor and (c) set forth on Schedule III attached hereto is a true and correct schedule describing the securities of the New Grantor being pledged hereunder.

            SECTION 5. Except as expressly supplemented thereby, each of the Collateral Documents shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Documents shall not in any way be affected or impaired thereby (it being understood that the invalidity a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder of the New Grantor shall be given to it at the address set forth under its signature below.

            SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                          [NAME OF NEW GRANTOR]

                          By: ____________________________________________
                              Name:
                              Title:
                              Address:

                          CITICORP NORTH AMERICA, INC.,
                          as Collateral Agent

                          By: ____________________________________________
                              Name:
                              Title:

                                                                      SCHEDULE I
                                                        TO THE JOINDER AGREEMENT

                                   Guarantors

                                                                     SCHEDULE II
                                                        TO THE JOINDER AGREEMENT

                             Location of Collateral

Description                          Location

                                                                    SCHEDULE III
                                                        TO THE JOINDER AGREEMENT

                    Securities Collateral of the New Grantor

                                  PLEDGED STOCK

             Number of                             Number and        Percentage
Issuer      Certificate     Registered Owner     Class of Shares     of Shares
------      -----------     ----------------     ---------------     ---------

                             PLEDGED DEBT SECURITIES

Issuer      Principal Amount      Date of Note      Maturity Date
------      ----------------      ------------      -------------

                                                                 ANNEX II TO THE
                                                              SECURITY AGREEMENT

                                  See Attached

                                                                ANNEX III TO THE
                                                              SECURITY AGREEMENT

           FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN COLLATERAL

CERTIFIED MAIL -- RETURN RECEIPT REQUESTED

                                                     [     ], 200[ ]

TO:   [Bailee's Name]
      [Bailee's Address]

                        Re: [Borrower]

Ladies and Gentlemen:

      In connection with that certain Security Agreement, dated as of April 14, 2004 (the "Security Agreement"), made by Borrowers, the other Grantors party thereto and Citicorp North America, Inc. ("Citicorp") as Collateral Agent, we have granted to Citicorp a security interest in substantially all of our personal property, including our inventory.

      This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of Citicorp's continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by Citicorp, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

      Your acknowledgment also constitutes a waiver and release, for Citicorp's benefit, of any and all claims, liens, including bailee's liens, and demands of every kind which you have or may later have against such property (including any right to include such property in any secured financing to which you may become party).

      In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

                                                  Very truly yours,

Receipt acknowledged, confirmed and
approved:

[BAILEE]                                          [APPLICABLE GRANTOR]

By: ________________________________              By: __________________________
    Name:                                             Name:
    Title:                                            Title:

cc:   Citicorp North America, Inc.